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EXHIBIT 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Alnylam Pharmaceuticals, Inc. (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Barry E. Greene, Chief Operating Officer and Treasurer of the Company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 30, 2005                   /s/  Barry E. Greene
                                        ----------------------------------------
                                        Barry E. Greene
                                        Chief Operating Officer and Treasurer